iShares®

iShares Trust

iShares, Inc.

iShares U.S. ETF Trust

Supplement dated March 9, 2020 (the “Supplement”)

to the Summary Prospectus, Prospectus and

Statement of Additional Information (the “SAI”)

for each series of iShares Trust, iShares U.S. ETF Trust and iShares, Inc.

(each, a “Fund”)

The information in this Supplement updates information in, and should be read in conjunction with, the Summary Prospectus, Prospectus and SAI for each Fund.

Effective immediately, each Fund’s Summary Prospectus, Prospectus and SAI are amended as follows:

Change in each Fund’s “Market Risk” factor

The section of each Fund’s Summary Prospectus and Prospectus entitled “Summary of Principal Risks” is revised such that the following is appended to the end of the paragraph entitled “Market Risk”:

Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issue, recessions, or other events could have a significant impact on the Fund and its investments and could result in increased premiums or discounts to the Fund’s net asset value.

The section of each Fund’s Prospectus entitled “A Further Discussion of Principal Risks” is revised such that the following is appended to the end of the paragraph entitled “Market Risk”:

Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issue, recessions, or other events could have a significant impact on the Fund and its investments and could result in increased premiums or discounts to the Fund’s net asset value.

Change in each Fund’s “General Considerations and Risks”

The section of each Fund’s SAI entitled “General Considerations and Risks” is amended to add the following:

Market Risk. The Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. The value of a security or other instrument may decline due to changes in general market conditions, economic trends or events that are not specifically related to the issuer of the security or other instrument, or factors that affect a particular issuer or issuers, country, group of countries, region, market, industry, group of industries, sector or asset class. During a general market downturn, multiple asset classes may be negatively affected. Changes in market conditions and interest rates generally do not have the same impact on all types of securities and instruments.

An outbreak of infectious respiratory illness caused by a novel coronavirus known as COVID-19 was first detected in China in December 2019 and has now been detected globally. This coronavirus has resulted in travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, cancellations, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The impact of COVID-19, and other infectious illness outbreaks that may arise in the future, could adversely affect the economies of many nations or the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illnesses in emerging market countries may be greater due to generally less established healthcare systems. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty.

iShares® is a registered trademark of BlackRock Fund Advisors and its affiliates.

IS-SUPP-ALL-FUNDS-0320

PLEASE RETAIN THIS SUPPLEMENT

FOR FUTURE REFERENCE